EXHIBIT 99

Mortgage Loan Characteristics

Mortgage Loan Characteristics

Number of loans	1,797
Aggregate outstanding principal balance	$350,020,475
Number of loans with prepayment penalties at origination	1,076
Weighted average prepayment penalty term at origination for loans with prepayment penalties (in months)	28

	Average or Weighted Average	Range
Outstanding principal balance(1)	$194,780	$24,498 to $999,900
Original principal balance(1)	$195,029	$25,000 to $1,000,000
Current mortgage rates(2)	7.348%	4.750% to 11.350%
Original loan-to-value ratio(2)	77.87%	8.79% to 100.00%
Stated remaining term to maturity (in months)(2)	355	173 to 359
Credit Score(2)	662	447 to 805
Maximum mortgage rates(2)(3)	13.218%	10.125% to 17.650%
Minimum mortgage rates(2)(3)	5.864%	2.250% to 11.350%
Gross Margin(2)(3)	5.160%	2.250% to 11.200%
Initial Rate Cap(2)(3)	3.081%	1.000% to 6.000%
Periodic Rate Cap(2)(3)	1.018%	1.000% to 2.000%
Months to Roll(2)(3)	24	1 to 78

Mortgage Rates

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
5.500% or less	28	$8,130,251	2.32%	5.151%	661	$290,366	76.14%	82.64%	15.96%
5.501% to 6.000%	93	24,276,216	6.94	5.871	681	261,035	75.26	49.82	57.10
6.001% to 6.500%	157	35,204,972	10.06	6.359	681	224,235	75.37	24.03	58.05
6.501% to 7.000%	362	72,037,818	20.58	6.836	675	198,999	77.51	21.48	52.94
7.001% to 7.500%	366	70,549,510	20.16	7.358	673	192,758	78.17	17.52	43.12
7.501% to 8.000%	348	69,285,335	19.79	7.803	667	199,096	78.20	16.33	38.83
8.001% to 8.500%	225	40,691,368	11.63	8.258	648	180,851	79.50	20.71	33.38
8.501% to 9.000%	117	17,313,672	4.95	8.794	598	147,980	81.53	40.27	8.49
9.001% to 9.500%	43	4,974,928	1.42	9.331	575	115,696	83.08	39.10	4.72
9.501% to 10.000%	36	4,394,619	1.26	9.763	545	122,073	82.11	33.53	10.42
10.001% to 10.500%	11	1,563,618	0.45	10.302	532	142,147	71.85	36.12	0.00
10.501% to 11.000%	5	713,015	0.20	10.789	513	142,603	63.81	48.43	0.00
11.001% to 11.500%	6	885,154	0.25	11.222	510	147,526	70.99	50.20	0.00

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 11.350% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.348% per annum.

Remaining Months to Stated Maturity

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
169 to 180	22	$2,120,088	0.61%	6.566%	680	$96,368	65.15%	57.38%	0.00%
229 to 240	3	198,491	0.06	6.823	701	66,164	67.47	40.28	0.00
337 to 348	1	34,218	0.01	10.650	579	34,218	46.87	100.00	0.00
349 to 360	1771	347,667,677	99.33	7.352	662	196,312	77.96	24.53	42.23

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
$50,000 or less	55	$2,418,960	0.69%	7.956%	632	$43,981	66.50%	68.57%	0.00%
$50,001 to $100,000	413	28,531,063	8.15	7.851	638	69,082	76.68	51.88	8.77
$100,001 to $150,000	327	40,714,479	11.63	7.334	669	124,509	78.20	26.82	35.67
$150,001 to $200,000	298	51,733,502	14.78	7.442	651	173,602	78.57	28.02	40.93
$200,001 to $250,000	227	51,050,079	14.58	7.339	657	224,890	78.00	19.44	45.22
$250,001 to $300,000	173	47,357,208	13.53	7.299	661	273,741	78.57	21.10	52.77
$300,001 to $350,000	101	32,999,125	9.43	7.214	664	326,724	77.51	17.57	52.36
$350,001 to $400,000	85	31,784,278	9.08	7.304	657	373,933	80.50	24.86	38.79
$400,001 to $450,000	36	15,200,821	4.34	7.624	682	422,245	80.10	14.19	47.45
$450,001 to $500,000	27	12,951,960	3.70	6.981	688	479,702	75.57	14.40	36.99
$500,001 to $550,000	13	6,911,616	1.97	7.348	683	531,663	79.22	7.55	53.90
$550,001 to $600,000	14	8,142,635	2.33	7.052	685	581,617	75.83	28.49	42.25
$600,001 to $650,000	18	11,385,215	3.25	7.008	680	632,512	74.46	10.93	66.83
$650,001 to $700,000	1	663,000	0.19	8.950	630	663,000	85.00	0.00	100.00
$700,001 to $750,000	2	1,498,517	0.43	6.025	666	749,259	78.35	0.00	50.05
$750,001 to $800,000	1	800,000	0.23	6.875	640	800,000	64.00	0.00	100.00
$900,001 to $950,000	1	923,200	0.26	5.125	755	923,200	72.13	0.00	100.00
$950,001 to $1,000,000	5	4,954,817	1.42	7.045	732	990,963	68.64	60.51	20.18

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $24,498 to approximately $999,900 and the average outstanding principal balance of the Mortgage Loans was approximately $194,780

Product Types

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
15 Year Fixed Loans	22	$2,120,088	0.61%	6.566%	680	$96,368	65.15%	57.38%	0.00%
20 Year Fixed Loans	3	198,491	0.06	6.823	701	66,164	67.47	40.28	0.00
30 Year Fixed Loans	388	59,363,358	16.96	7.508	675	152,998	77.53	23.44	4.71
Six-Month LIBOR Loans	2	1,227,077	0.35	6.031	672	613,538	77.92	0.00	0.00
2/28 LIBOR Loans	1,042	219,674,609	62.76	7.413	658	210,820	78.20	23.58	46.96
3/27 LIBOR Loans	263	50,522,716	14.43	7.163	656	192,102	77.75	31.29	52.50
5/25 LIBOR Loans	75	16,783,263	4.79	6.692	687	223,777	77.12	21.78	85.35
7/23 LIBOR Loans	2	130,873	0.04	6.000	685	65,436	56.16	100.00	0.00

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

Amortization Type

Amortization Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Fully Amortizing	1,192	$203,217,328	58.06%	7.516%	645	$170,484	78.00%	31.38%	0.00%
24 Month Interest-Only	87	23,155,091	6.62	7.089	685	266,150	77.30	11.37	100.00
36 Month Interest-Only	22	4,445,440	1.27	6.862	692	202,065	79.83	30.98	100.00
60 Month Interest-Only	220	54,743,113	15.64	7.146	685	248,832	77.31	22.68	100.00
120 Month Interest-Only	276	64,459,503	18.42	7.113	687	233,549	78.01	9.94	100.00

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

State Distributions of Mortgaged Properties

Geographic Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Alabama	7	$593,008	0.17%	7.898%	572	$84,715	79.11%	78.90%	0.00%
Alaska	1	267,029	0.08	6.530	540	267,029	80.00	0.00	0.00
Arizona	73	10,455,987	2.99	7.001	683	143,233	77.61	30.04	48.19
Arkansas	17	1,395,332	0.40	8.599	595	82,078	85.49	49.39	6.65
California	298	87,959,488	25.13	7.152	653	295,166	76.84	29.87	46.94
Colorado	23	3,624,614	1.04	6.918	670	157,592	75.74	49.24	38.44
Connecticut	17	3,061,077	0.87	7.992	645	180,063	83.99	13.86	6.92
Delaware	3	736,858	0.21	7.536	662	245,619	80.00	0.00	50.18
District of Columbia	5	1,286,181	0.37	7.072	674	257,236	76.72	0.00	67.70
Florida	130	21,550,783	6.16	7.528	655	165,775	77.26	18.86	28.31
Georgia	42	4,450,369	1.27	7.823	662	105,961	80.04	40.97	33.67
Idaho	3	249,957	0.07	6.694	717	83,319	76.56	40.97	66.06
Illinois	46	7,086,649	2.02	7.397	657	154,058	78.68	32.55	15.16
Indiana	21	1,341,459	0.38	7.738	662	63,879	82.19	49.95	0.00
Iowa	4	179,708	0.05	7.918	642	44,927	74.34	70.24	0.00
Kansas	4	241,348	0.07	8.518	644	60,337	82.23	43.15	0.00
Kentucky	4	344,070	0.10	7.488	661	86,017	77.34	46.30	0.00
Louisiana	10	1,085,265	0.31	7.827	649	108,526	84.79	27.26	0.00
Maine	1	75,887	0.02	7.500	683	75,887	80.00	0.00	0.00
Maryland	120	24,578,834	7.02	7.383	669	204,824	76.76	18.20	47.09
Massachusetts	29	8,360,328	2.39	7.632	682	288,287	80.76	19.37	24.66
Michigan	35	2,732,899	0.78	7.609	597	78,083	80.71	75.73	8.82
Minnesota	28	4,810,481	1.37	6.926	674	171,803	75.68	18.84	45.61
Mississippi	17	1,526,488	0.44	8.671	600	89,793	83.77	62.15	0.00
Missouri	16	1,053,998	0.30	8.273	621	65,875	81.39	42.73	0.00
Montana	3	550,284	0.16	6.985	598	183,428	76.43	68.98	22.53
Nebraska	1	59,492	0.02	8.450	564	59,492	89.89	100.00	0.00
Nevada	204	48,314,815	13.80	7.155	683	236,837	78.81	14.87	77.31
New Hampshire	5	1,010,793	0.29	7.614	668	202,159	76.39	11.06	44.31
New Jersey	48	8,940,905	2.55	7.813	634	186,269	77.48	22.85	18.07
New Mexico	7	607,712	0.17	7.541	678	86,816	72.93	16.45	0.00

New York	111	31,935,007	9.12	7.472	648	287,703	77.20	17.40	20.48
North Carolina	43	5,240,050	1.50	7.272	683	121,862	74.93	47.05	31.93
Ohio	48	4,034,941	1.15	7.426	641	84,061	76.35	46.34	18.07
Oklahoma	7	602,451	0.17	7.550	637	86,064	78.63	58.78	50.98
Oregon	11	1,677,330	0.48	7.082	670	152,485	79.37	70.27	48.01
Pennsylvania	22	1,817,769	0.52	7.689	628	82,626	76.36	40.38	12.54
Rhode Island	25	5,216,047	1.49	7.898	697	208,642	80.64	5.88	26.51
South Carolina	12	1,553,271	0.44	7.283	663	129,439	78.11	18.42	34.88
South Dakota	2	122,550	0.04	6.735	597	61,275	80.00	100.00	0.00
Tennessee	33	2,372,199	0.68	8.193	614	71,885	85.00	69.59	6.27
Texas	83	10,664,265	3.05	7.550	692	128,485	78.90	18.46	13.18
Utah	19	4,041,595	1.15	7.375	693	212,716	77.66	38.24	33.19
Vermont	1	141,600	0.04	8.125	724	141,600	80.00	100.00	100.00
Virginia	118	26,653,317	7.61	7.359	667	225,876	78.22	13.56	59.23
Washington	28	4,417,620	1.26	7.140	668	157,772	78.19	30.52	41.62
West Virginia	1	49,941	0.01	8.875	625	49,941	76.92	100.00	0.00
Wisconsin	9	734,474	0.21	7.875	623	81,608	80.19	72.41	0.00
Wyoming	2	213,950	0.06	6.914	748	106,975	75.61	43.61	100.00

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

No more than approximately 1.28% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	46	$4,910,206	1.40%	7.302%	617	$106,744	39.35%	45.37%	1.12%
50.01% to 55.00%	14	3,179,285	0.91	7.159	616	227,092	53.31	7.56	19.11
55.01% to 60.00%	44	10,817,448	3.09	6.614	676	245,851	58.11	34.96	45.71
60.01% to 65.00%	51	8,749,807	2.50	7.908	595	171,565	63.68	33.33	14.08
65.01% to 70.00%	189	33,368,006	9.53	7.373	666	176,550	69.35	17.79	50.26
70.01% to 75.00%	110	19,284,205	5.51	7.239	648	175,311	74.17	33.23	41.54
75.01% to 80.00%	1050	224,537,384	64.15	7.256	677	213,845	79.79	19.22	48.84
80.01% to 85.00%	89	14,308,568	4.09	7.992	589	160,770	84.60	48.12	18.15
85.01% to 90.00%	133	19,820,105	5.66	7.892	607	149,023	89.65	45.42	8.47
90.01% to 95.00%	54	8,347,595	2.38	7.799	643	154,585	94.98	43.53	14.78
95.01% to 100.00%	17	2,697,868	0.77	8.028	633	158,698	99.26	89.07	0.00

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.79% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.87%.

Mortgage Insurance

Mortgage Insurance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
No Mortgage Insurance	1,778	$346,602,621	99.02%	7.345%	662	$194,940	77.71%	24.93%	42.07%
Mortgage Insurance	19	3,417,854	0.98	7.620	673	179,887	93.99	6.06	28.67

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Purchase	1,166	$230,038,035	65.72%	7.294%	684	$197,288	78.98%	19.01%	48.53%
Refinance - Cashout	532	99,637,539	28.47	7.604	613	187,289	76.02	35.99	25.33
Refinance - Rate Term	99	20,344,900	5.81	6.702	667	205,504	74.44	34.46	48.78

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Single Family Residence	1,113	$196,523,225	56.15%	7.307%	650	$176,571	77.83%	28.64%	38.05%
Townhouse	14	1,812,972	0.52	7.129	667	129,498	72.70	28.52	49.29
Condominium	95	16,788,355	4.80	7.298	665	176,720	77.46	28.21	36.70
Two-to-Four Family	212	54,312,099	15.52	7.745	681	256,189	77.89	15.33	30.33
Planned Unit Development	363	80,583,823	23.02	7.192	678	221,994	78.17	20.77	60.18

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

Documentation

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Reduced Documentation	454	$101,954,506	29.13%	7.358%	670	$224,569	77.64%	0.00%	46.21%
Full Documentation	576	86,599,720	24.74	7.186	630	150,347	78.58	100.00	26.37
Stated Documentation	362	74,119,599	21.18	7.615	649	204,750	78.03	0.00	36.01
No Ratio	203	51,296,146	14.66	7.283	691	252,690	77.38	0.00	59.23
No Income/No Asset	202	36,050,504	10.30	7.248	704	178,468	77.22	0.00	54.88

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Primary	1,245	$253,881,597	72.53%	7.272%	648	$203,921	78.50%	26.73%	41.60%
Investment	464	79,103,113	22.60	7.626	699	170,481	76.15	19.14	39.86
Second Home	88	17,035,764	4.87	7.187	702	193,588	76.54	21.05	56.69

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
1	21	$5,126,305	1.46%	7.071%	641	$244,110	76.81%	64.89%	43.76%
2	70	10,789,600	3.08	7.170	629	154,137	77.15	42.61	23.82
3	345	61,908,458	17.69	7.379	657	179,445	78.29	27.92	28.41
4	639	127,145,215	36.33	7.387	660	198,975	77.05	22.22	41.67
5	534	103,968,056	29.70	7.358	666	194,697	78.52	24.90	47.72
6	126	27,852,219	7.96	7.157	677	221,049	78.36	21.63	49.95
7	38	8,634,215	2.47	7.449	678	227,216	79.43	7.64	61.74
8	16	3,579,664	1.02	7.231	699	223,729	78.26	0.00	63.97
9	4	571,870	0.16	7.320	637	142,968	78.63	42.64	27.54
10	2	290,004	0.08	7.424	672	145,002	67.76	100.00	0.00
11	1	120,650	0.03	6.750	718	120,650	79.97	0.00	100.00
21	1	34,218	0.01	10.650	579	34,218	46.87	100.00	0.00

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

Original Prepayment Penalty Term

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
None	721	$150,819,818	43.09%	7.369%	667	$209,181	77.64%	20.47%	41.81%
4 Months	2	755,550	0.22	7.070	725	377,775	77.03	0.00	100.00
5 Months	2	321,701	0.09	7.816	734	160,850	80.00	39.17	39.17
6 Months	13	2,823,534	0.81	7.379	706	217,195	75.34	42.50	69.59
7 Months	2	368,726	0.11	6.942	697	184,363	72.99	0.00	46.71
12 Months	64	9,413,486	2.69	7.590	665	147,086	77.46	30.11	29.78
24 Months	607	123,858,270	35.39	7.366	659	204,050	77.85	24.61	44.78
30 Months	1	171,981	0.05	5.990	634	171,981	61.61	100.00	0.00
36 Months	328	53,169,972	15.19	7.228	651	162,104	78.69	35.32	35.44
60 Months	57	8,317,438	2.38	7.225	677	145,920	79.05	25.58	43.38

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Not Available	15	$3,425,876	0.98%	7.367%	0	$228,392	77.44%	39.40%	46.71%
447 to 450	1	148,478	0.04	8.500	447	148,478	85.00	100.00	0.00
451 to 475	5	791,676	0.23	8.530	472	158,335	76.83	27.83	0.00
476 to 500	16	3,494,608	1.00	8.813	491	218,413	68.78	65.53	4.40
501 to 525	59	8,043,320	2.30	8.993	514	136,327	73.91	47.51	4.87
526 to 550	89	12,528,691	3.58	8.419	538	140,772	74.10	55.46	3.52
551 to 575	100	15,386,318	4.40	8.096	564	153,863	82.25	56.14	6.25
576 to 600	92	15,401,370	4.40	7.420	589	167,406	80.10	58.83	9.34
601 to 625	170	30,341,307	8.67	7.234	616	178,478	77.04	39.95	29.34
626 to 650	266	53,251,908	15.21	7.173	638	200,195	78.43	21.26	42.95
651 to 675	239	48,832,332	13.95	7.158	663	204,319	78.82	17.67	49.95
676 to 700	265	58,109,667	16.60	7.304	687	219,282	78.43	7.36	54.09
701 to 725	217	43,492,770	12.43	7.195	713	200,428	77.56	15.10	55.27
726 to 750	123	26,254,387	7.50	7.164	736	213,450	78.32	12.47	54.36
751 to 775	96	21,044,382	6.01	6.986	762	219,212	75.72	27.20	53.16
776 to 800	39	8,804,063	2.52	7.129	784	225,745	75.66	22.60	53.06
801 to 805	5	669,321	0.19	7.156	803	133,864	68.45	32.94	8.22

Total:	1,797	$350,020,475	100.00%	7.348%	662	$194,780	77.87%	24.74%	41.94%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 447 to 805 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 662.

Gross Margins

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
2.001% to 2.500%	35	$9,899,915	3.43%	6.287%	684	$282,855	74.25%	25.68%	79.11%
2.501% to 3.000%	103	25,926,035	8.99	6.672	693	251,709	75.15	21.56	70.19
3.001% to 3.500%	63	13,820,244	4.79	6.891	698	219,369	78.12	19.58	70.42
3.501% to 4.000%	87	20,584,671	7.14	7.272	677	236,605	77.90	8.97	70.20
4.001% to 4.500%	83	20,394,117	7.07	7.188	684	245,712	77.91	6.11	65.86
4.501% to 5.000%	103	23,806,434	8.26	7.004	689	231,130	78.08	16.90	73.53
5.001% to 5.500%	201	44,273,700	15.35	6.902	680	220,267	78.31	18.90	54.07
5.501% to 6.000%	338	62,141,870	21.55	7.481	653	183,852	79.87	28.34	37.18
6.001% to 6.500%	146	30,350,012	10.53	7.854	652	207,877	78.89	30.49	40.95
6.501% to 7.000%	113	23,762,180	8.24	8.198	567	210,285	75.16	47.75	8.83
7.001% to 7.500%	23	2,777,061	0.96	7.708	580	120,742	80.80	57.77	0.00
7.501% to 8.000%	21	2,590,832	0.90	8.151	578	123,373	76.89	40.01	19.79
8.001% to 8.500%	21	3,760,784	1.30	8.469	575	179,085	78.13	36.12	4.08
8.501% to 9.000%	22	2,002,701	0.69	8.772	558	91,032	84.65	63.71	7.91
9.001% to 9.500%	8	776,064	0.27	9.315	541	97,008	84.56	85.78	0.00
9.501% to 10.000%	15	1,337,101	0.46	9.823	539	89,140	86.00	58.38	34.23
10.001% to 10.500%	1	83,892	0.03	10.200	544	83,892	80.00	100.00	0.00
11.001% to 11.500%	1	50,926	0.02	11.200	523	50,926	75.00	100.00	0.00

Total:	1,384	$288,338,538	100.00%	7.321%	660	$208,337	78.04%	24.76%	49.94%

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 11.200% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.160% per annum.

Maximum Mortgage Rates

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
11.000% or less	31	$8,844,250	3.07%	5.515%	683	$285,298	74.46%	58.95%	55.50%
11.001% to 11.500%	34	8,878,619	3.08	6.005	668	261,136	73.55	33.18	55.45
11.501% to 12.000%	101	26,264,837	9.11	6.201	683	260,048	76.85	36.95	63.32
12.001% to 12.500%	124	28,278,922	9.81	6.478	681	228,056	77.36	24.92	65.74
12.501% to 13.000%	269	57,405,526	19.91	6.992	670	213,403	77.73	21.02	60.53
13.001% to 13.500%	234	48,948,757	16.98	7.362	674	209,183	78.88	17.45	54.95
13.501% to 14.000%	254	53,176,543	18.44	7.781	666	209,356	78.53	14.77	41.90
14.001% to 14.500%	174	32,232,157	11.18	8.200	640	185,242	79.41	22.70	40.32
14.501% to 15.000%	84	13,500,069	4.68	8.638	571	160,715	79.79	48.29	9.90
15.001% to 15.500%	27	3,685,391	1.28	9.259	555	136,496	82.29	41.20	6.37
15.501% to 16.000%	32	4,073,709	1.41	9.700	541	127,303	82.16	32.16	11.24
16.001% to 16.500%	9	1,451,589	0.50	10.316	529	161,288	70.84	38.91	0.00
16.501% to 17.000%	4	678,796	0.24	10.796	510	169,699	64.66	45.83	0.00
17.001% to 17.500%	6	885,154	0.31	11.222	510	147,526	70.99	50.20	0.00
17.501% to 18.000%	1	34,218	0.01	10.650	579	34,218	46.87	100.00	0.00

Total:	1,384	$288,338,538	100.00%	7.321%	660	$208,337	78.04%	24.76%	49.94%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 17.650% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.218% per annum.

Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
July 2005	1	$478,559	0.17%	6.000%	643	$478,559	75.00%	0.00%	0.00%
August 2005	1	748,517	0.26	6.050	691	748,517	79.79	0.00	0.00
September 2005	1	34,218	0.01	10.650	579	34,218	46.87	100.00	0.00
July 2006	1	120,650	0.04	6.750	718	120,650	79.97	0.00	100.00
September 2006	2	296,347	0.10	7.062	668	148,174	82.03	46.85	53.15
October 2006	10	2,357,342	0.82	7.351	703	235,734	78.93	0.00	58.82
November 2006	25	5,988,014	2.08	7.715	667	239,521	80.35	8.32	55.35
December 2006	70	18,732,416	6.50	7.232	684	267,606	78.24	18.13	54.82
January 2007	314	65,750,460	22.80	7.409	664	209,396	79.29	22.24	55.72
February 2007	368	78,305,128	27.16	7.504	652	212,786	77.14	23.66	44.11
March 2007	206	40,481,300	14.04	7.329	650	196,511	78.26	28.46	34.47
April 2007	40	6,341,778	2.20	7.258	621	158,544	76.86	35.08	28.56
May 2007	5	1,266,955	0.44	6.925	637	253,391	79.17	65.46	76.40
September 2007	1	170,530	0.06	7.750	550	170,530	71.88	0.00	0.00
October 2007	5	942,322	0.33	7.298	683	188,464	79.03	0.00	66.17
November 2007	9	1,901,412	0.66	6.939	692	211,268	77.57	6.68	68.69
December 2007	31	6,447,582	2.24	6.925	650	207,987	79.63	33.73	48.66
January 2008	95	16,640,894	5.77	7.273	647	175,167	78.93	37.80	45.00
February 2008	79	16,710,510	5.80	7.149	664	211,525	75.82	22.55	67.63
March 2008	30	6,005,826	2.08	7.181	662	200,194	77.64	43.23	35.47
April 2008	8	643,973	0.22	6.842	609	80,497	78.89	87.59	0.00
May 2008	5	1,059,667	0.37	7.379	642	211,933	78.20	27.08	50.39
October 2009	1	280,000	0.10	6.000	723	280,000	70.00	0.00	100.00
November 2009	3	710,365	0.25	6.616	730	236,788	80.00	0.00	100.00
December 2009	4	506,550	0.18	6.632	702	126,638	79.38	20.22	100.00
January 2010	23	5,576,155	1.93	6.714	709	242,442	74.88	31.92	83.87
February 2010	33	6,840,497	2.37	6.580	677	207,288	77.34	12.58	86.85
March 2010	8	2,161,697	0.75	7.253	658	270,212	84.08	29.28	69.46
April 2010	1	220,000	0.08	6.500	637	220,000	59.46	0.00	100.00
May 2010	2	488,000	0.17	6.176	619	244,000	74.37	57.38	100.00
December 2011	2	130,873	0.05	6.000	685	65,436	56.16	100.00	0.00

Total:	1,384	$288,338,538	100.00%	7.321%	660	$208,337	78.04%	24.76%	49.94%